                                                                   EXHIBIT 10.42

                  FIRST AMENDMENT TO INDUSTRIAL LEASE AGREEMENT

         THIS FIRST AMENDMENT TO INDUSTRIAL LEASE AGREEMENT (this "Amendment") is made as of the Amendment Date (as hereinafter defined) by and between NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company ("Landlord"), and DAISYTEK, INC., a Delaware corporation ("Tenant") and PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation ("Assignee").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Industrial Lease Agreement dated March 31, 1999 (the "Lease") relating to the lease of approximately 120,000 square feet of space within Building "I" (the "Building") of Southpark, located in Memphis, Shelby County, Tennessee (the "Original Demised Premises"); and

         WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, expand the Original Demised Premises to include the remaining 100,100 square feet of space within the Building (the "Expansion Space"; the Original Demised Premises and the Expansion Space being referred to hereinafter collectively as the "Demised Premises") subject to the terms and conditions set forth herein; and

         WHEREAS, without releasing the Tenant therefrom, the Tenant wishes to assign the Lease (as herein amended) to the Assignee, and the Assignee wishes to accept the Lease (as so amended) and assume the obligations of the Tenant thereunder .

         NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00), the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. All capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Lease unless otherwise set forth herein.

         2. As of the later of (i) the date upon which Go/Dan (as defined below) shall vacate the Expansion Space and (ii) February 8, 2000 (such later date being herein referred to as the "Expansion Date"), the Expansion Space shall be added to and made a part of the Demised Premises for all purposes under the Lease.

         3. Effective as of the Expansion Date, Section 1(b) of the Lease shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                      (b) Demised Premises Square Footage: approximately 220,100
                          sq. ft.

         4. Effective as of the Expansion Date, Section 2 of the Lease shall automatically be amended by deleting therefrom the phrase "approximately 120,000 square feet of space, approximately 6,000 square feet of which is office space," and by inserting in lieu thereof the phrase "approximately 220,100 square feet of space, approximately 11,069 square feet of which is office space."

         5. Effective as of the Expansion Date, Section 1(j) of the Lease shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                        (j)Tenant's Operating Expense Percentage:  100%.

         6. Base Rent shall be paid pursuant to the Lease through the Expansion Date. Notwithstanding anything in Section 1(d) of the Lease to the contrary, from and after the Expansion Date, the following Annual Base Rent shall be due with respect to the Demised Premises, as expanded pursuant to the terms hereof:

Expansion Date - March 31, 2000         $663,627.12
April 1, 2000-March 31, 2001            $663,627.12
April 1, 2001-March 31, 2002            $663,627.12
April 1, 2002-March 31, 2003            $663,627.12
April 1, 2003-March 31, 2004            $663,627.12

         7. Notwithstanding anything in Section 1(e) of the Lease to the contrary, from and after the Expansion Date, the following Monthly Base Rent Installments shall be due with respect to the Demised Premises, as expanded pursuant to the terms hereof:

February 1, 2000 - March 31, 2000           $55,302.26
April 1, 2000 - March 31, 2001              $55,302.26
April 1, 2001 - March 31, 2002              $55,302.26
April 1, 2002 - March 31, 2003              $55,302.26
April 1, 2003 - March 31, 2004              $55,302.26

                  If the Expansion Date shall fall on a day other than the first day of a calendar month, the Base Rent shall be apportioned pro rata on a per diem basis for the period between the Expansion Date and the first day of the following calendar month, and for the last partial month of the Term.

         8. Tenant shall accept and shall be deemed to have accepted the Expansion Space AS IS, WHERE IS.

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         9.       Section 10 of Exhibit C to the Lease shall not apply to the
                  Expansion Space, but remains in full force and effect as to the Original Demised Premises.

         10. Section 12 of Exhibit C to the Lease is hereby deleted in its entirety.

         11. Tenant acknowledges that as of the date of this Amendment, Go/Dan Industries ("Go/Dan") is the tenant currently occupying the Expansion Space pursuant to a lease between Landlord and Go/Dan (the "Go/Dan lease"). Upon execution of this Amendment by both Tenant and Landlord, Landlord hereby agrees to terminate the Go/Dan Lease effective on or before January 31, 2000 (the "Go/Dan Termination Date"). Landlord further agrees to use reasonable good faith efforts to cause Go/Dan to vacate the Expansion Space on or before the Go/Dan Termination Date. To the extent that Go/Dan refuses or fails to vacate the Expansion Space on or before the Go/Dan Termination Date, such refusal or failure to vacate shall not in any way affect the obligation of Tenant hereunder except that the Expansion Date shall be postponed one day for each day that Go/Dan delays in vacating the Expansion Space.

         12. Except for Commercial Tennessee, Inc., who represents the Tenant, Landlord and Tenant each represent and warrant to the other than neither party has engaged or had any conversations or negotiations with any broker, finder or other third party concerning the matters set forth in this Amendment who would be entitled to any commission or fee based on the execution of this Amendment. Landlord and Tenant each hereby indemnify the other against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of the Lease for any reason.

         13. Tenant shall have the right to remove the wall which presently separates the Original Demised Premises and the Expansion Space and the Landlord consents thereto, provided that such removal shall be done in accordance with the applicable provisions of the Lease, including without limitation Section 18 of the Lease, and all legal requirements.

         14. Tenant does hereby assign, convey, sell, transfer and deliver to the Assignee, free and clear of all liens, claims and encumbrances, all of the Tenant's right, title and interest in, to and under the Lease, as amended herein, and (ii) the Assignee does hereby agree to assume, discharge and perform all obligations and responsibilities of the Tenant arising under the Lease, as so amended, from and after the date hereof with respect to the remaining term thereof . The Assignee shall be directly liable to the Landlord for all obligations of the Tenant under the Lease, as herein amended, from and after the date hereof with respect to the remaining term thereof; provided, however, that the Tenant shall not be relieved of any liability or obligation thereunder. The Landlord hereby consents to the assignment described herein and agrees to recognize the Assignee as the "Tenant" under the Lease; provided, however, that such consent and recognition shall not relieve the Tenant of any existing or future liability or obligation under the Lease. From and after the date hereof, all obligations of the Tenant under the Lease, as herein amended, with respect to the remaining term thereof shall be the joint and several obligations of the Tenant and the Assignee. This consent shall not be deemed Landlord's consent to any future assignment.

         15. Except as amended hereby, the Lease shall be and remain in full force and effect and unchanged. As amended hereby, the Lease is hereby ratified and confirmed by all parties hereto. To the extent the terms hereof are inconsistent with the terms of the Lease, the terms hereof shall control.

         16. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

         17. For purposes of this Amendment, the term "Amendment Date" shall mean the date upon which this Amendment is signed by Landlord or Tenant and Assignee, whichever is later.

         18. The submission of this Amendment to Tenant and Assignee for examination or consideration does not constitute an offer to amend the Lease, and this Amendment shall become effective only upon the execution and delivery thereof by Landlord and Tenant and Assignee.

         19. Tenant and Assignee shall each cause its corporate secretary or general partner, as applicable, to execute the certificate attached hereto as Exhibit A and Exhibit A-1, respectively. Each of Tenant and Assignee is authorized by all required corporate or partnership action to enter into this Amendment and the individual(s) signing this Amendment on behalf of Tenant and Assignee are each authorized to bind Tenant and Assignee to its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the Amendment Date.

                                       LANDLORD:

Date:_______________

                                       NEW YORK LIFE INSURANCE COMPANY, a
                                       New York mutual insurance company

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                                            [Corporate Seal]

                                       TENANT:

Date:_______________                   DAISYTEK, INC., a Delaware corporation

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                       Attest:__________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                                            [CORPORATE SEAL]
                                       ASSIGNEE:

                                       PRIORITY FULFILLMENT SERVICES, INC., a
                                       Delaware corporation

                                       By: __________________________________
                                           Name:
                                           Title:

                                    EXHIBIT A

                            CERTIFICATE OF AUTHORITY
                                   CORPORATION

         The undersigned, Secretary of each of DAISYTEK, INC., a Delaware corporation ("Tenant") and PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation ("Assignee"), hereby certifies as follows to NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company ("Landlord"), in connection with that FIRST AMENDMENT TO INDUSTRIAL LEASE AGREEMENT to Tenant's lease of premises in Building "I", at Southpark, Memphis, Shelby County, Tennessee (the "Premises"):

         1. Tenant and Assignee are each duly organized, validly existing and in good standing under the laws of the State of Delaware, and duly qualified to do business in the State of Tennessee.

         2. That the following named persons, acting individually, are each authorized and empowered to negotiate and execute, on behalf of each of Tenant and Assignee, the amendment to, and assignment and assumption of, Tenant's lease of the Premises and that the signature opposite the name of each individual is an authentic signature:

        __________________          ___________________     ____________________
             (name)                      (title)                (signature)

        __________________          ___________________     ____________________
             (name)                      (title)                (signature)

        __________________          ___________________     ____________________
             (name)                      (title)                (signature)

         3. That the foregoing authority was conferred upon the person(s) named above by the Board of Directors of each of Tenant and Assignee pursuant to proper corporate action taken prior to the date hereof, which authority remains in full force and effect.

                                              _________________________________
                                              Secretary

                                                        [CORPORATE SEAL]